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                                                                      EXHIBIT 21

                     SUBSIDIARIES OF STARBUCKS CORPORATION

                      Starbucks Coffee International, Inc.
                           (a Washington corporation)

                       Starbucks Manufacturing Corporation
                           (a Washington corporation)

                              Circadia Corporation
                  (a Delaware corporation d/b/a Cafe Starbucks
             in Washington and Circadia Coffee House in California)

                        Starbucks U.S. Brands Corporation
                           (a California corporation)

                       Starbucks Foreign Sales Corporation
                            (a Barbados corporation)

                     Starbucks Asset Management Corporation
                           (a California corporation)

                     Starbucks Coffee Holdings (UK) Limited
                               (a UK corporation)

                      Starbucks Coffee Company (UK) Limited
         (a United Kingdom corporation d/b/a Starbucks, Starbucks Coffee and Starbucks Coffee Company)

                 Seattle Coffee Company (International) Limited
                         (a United Kingdom corporation)

                            Torz & Macatonia Limited
                         (a United Kingdom corporation)

                                Tazo Tea Company
                           (a Washington corporation)

                 Starbucks Coffee Company (Australia) Pty. Ltd.
          (an Australian corporation d/b/a Starbucks, Starbucks Coffee and Starbucks Coffee Company)

                           HM Interactive Corporation
                           (a Washington corporation)

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                        Starbucks Coffee (Thailand) Ltd.
              (a Thai corporation d/b/a Starbucks, Starbucks Coffee
                          and Starbucks Coffee Company)

                         Urban Coffee Opportunities, LLC
                    (a Washington limited liability company
                       d/b/a Starbucks, Starbucks Coffee
                          and Starbucks Coffee Company)

              SUBSIDIARIES OF STARBUCKS COFFEE INTERNATIONAL, INC.

                                SBI Nevada, Inc.
                             (a Nevada corporation)

                          Starbucks Coffee France, EURL
                      (a French limited liability company)

                      Starbucks Coffee Asia Pacific Limited
                            (a Hong Kong corporation)

                               SCI Ventures, S.L.
                      (a Spanish limited liability company)

                               SCI Europe I, Inc.
                           (a Washington corporation)

                               SCI Europe II, Inc.
                           (a Washington corporation)